FORM 8-K


                    SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C. 20549


                              CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934




Date of Report                    July 20, 1994
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                           PECO Energy Company
      --------------------------------------------------------------
          (Exact name of registrant as specified in its charter)





        PENNSYLVANIA                1-1401                     23-0970240
- -----------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
       of Incorporation)          file number)                Identification
                                                              Number)




   2301 Market Street, Philadelphia, Pennsylvania                   19103
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      (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:         (215) 841-4000
                                                            --------------

ITEM 6.  Exhibits and Reports on Form 8-K
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    Pursuant to Item 601(a) of Regulation S-K, the following exhibit is being filed herewith in connection with the Registrant's Registration Statement No. 33-53785-01 as an Exhibit thereto and is incorporated by reference therein.


Exhibit No.                   Description
- -----------                   -----------
 1-1                          Underwriting Agreement

                                SIGNATURES
                                ----------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                              PECO ENERGY COMPANY
                              -------------------




                                   /s/ M.W. Rimerman
                              ---------------------------------------
                                   M. W. Rimerman
                                   Vice President - Finance
                                       and Treasurer






July 20, 1994
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